Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Image Chain Group Limited, Inc., (the “Company”) on Form 10-Q for the quarter ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wenchang Gu, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2016

/s/ Wenchang Gu
Wenchang Gu
Chief Executive Officer, Chief Financial Officer, President, and Chairman
(Principal Executive Officer, Principal Accounting and Financial Officer)